Liquidity and Financial Condition	12 Months Ended
Dec. 31, 2011
Liquidity and Financial Condition [Abstract]
Liquidity and Financial Condition [Text Block]

3.            Liquidity and Financial Condition

Since inception, the Company has generated losses from operations and the Company anticipates it will continue to generate losses from operations for the foreseeable future. As of December 31, 2011, the Company’s stockholders’ deficiency was approximately $185,000. Net cash used in operating activities was $1,591,506 for the year ended December 31, 2011. Operations since inception have been funded with the proceeds from equity and debt financings and sales activity. As of December 31, 2011, the Company had cash and cash equivalents of $561,759. As of the report date, the Company had cash and cash equivalents of approximately $588,000. The Company’s gross margin decreased to 14% in 2011. This decrease is related from jobs which were priced below the Company’s normal margin in order to obtain product acceptance and building approvals. The Company does not believe it will continue to price jobs at a margin below normal percentages.

The Company has incurred additional losses during the quarter ending March 31, 2012. Subsequent to December 31, 2011, the Company expects to raise between $500,000 and $1,000,000 from a private placement. The proceeds from this offering will be used to support the company’s business growth and for general working capital requirements. On March 28, 2012, the company received net proceeds of $433,608 from the private placement.  It is anticipated that existing capital resources will enable the Company to continue operations through at least March 31, 2013.